Issued capital and reserves - Shares Issued and Fully Paid (Details) € in Thousands, $ in Thousands	Dec. 31, 2017 USD ($) shares	Dec. 31, 2017 EUR (€) shares	Dec. 31, 2016 USD ($) shares	Dec. 31, 2016 EUR (€) shares	Dec. 31, 2015 USD ($) shares	Dec. 31, 2015 EUR (€) shares
Share Capital, Reserves And Other Equity Interest [Abstract]
Ordinary shares (in shares)	80,024,707	80,024,707	75,030,078	75,030,078	59,166,741	59,166,741
Ordinary shares	$ 2,031	€ 1,597	$ 1,923	€ 1,501	$ 1,568	€ 1,183